___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2017

EQUUS TOTAL RETURN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-00098	76-0345915
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

700 Louisiana Street, 48th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 529-0900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On May 30, 2017, Equus Total Return, Inc. (“Equus” or the “Company”) received written notice that U.S. Gas & Electric, Inc. (“USG&E”) and its controlling shareholder MVC Capital, Inc. (“MVC”) had terminated the Stock Purchase Agreement and Plan of Merger, dated April 24, 2017 (“Merger Agreement”), between Equus, certain shareholders of USG&E, and MVC as the representative of the selling USG&E stockholders.

On May 30, 2017, USG&E and MVC notified Equus that it had accepted a proposal from Crius Energy Trust, that was considered by the respective boards of directors of USG&E and MVC to constitute a “Superior Proposal” (as such term is defined in the Merger Agreement) to the terms and conditions of the Merger Agreement, and, accordingly, provided Equus with a notice of termination pursuant to Section 10.01(c)(iii) of the Merger Agreement. Further, pursuant to Section 10.02(b) of the Merger Agreement, USG&E paid Equus a termination fee of $2.5 million. The full text of the Merger Agreement is attached to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 24, 2017 and is incorporated herein by reference.

As a result of the termination of the Merger Agreement, Amendment No. 1, dated April 24, 2017, to the Share Exchange Agreement entered into between Equus and MVC on May 14, 2014, was also terminated and the Share Exchange Agreement, as originally constituted, remained in effect. The full text of the Share Exchange Agreement is attached to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2014 and is incorporated herein by reference.

Item 8.01 Other Events.

On May 30, 2017, the Company issued a press release announcing the termination of the Merger Agreement. The text of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release issued on May 30, 2017 by Equus Total Return, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equus Total Return, Inc.

Date: May 31, 2017	By: /s/ Kenneth I. Denos
Name: Kenneth I. Denos
Title: Secretary